UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               September 12, 2005
                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


         Massachusetts              0-13634               04 2744744
(State or other jurisdiction of   (Commission      (IRS employer identification
 incorporation or organization)   file number)               number)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
   ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
   ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
___Soliciting material pursuant to rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

MacroChem Corporation entered into a three-month sublease of a limited amount of office space at its current address effective as of September 1, 2005. A copy of the sublease is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On September 12, 2005, the Company entered into Transition Agreements with Bernard R. Patriacca, Vice President and Chief Financial Officer of the Company, Melvin A. Snyder, Vice President, Market Development of the Company and Glenn E. Deegan, Vice President and General Counsel of the Company. On September 13, 2005, the Company entered into a Transition Agreement with Thomas C. K. Chan, Vice President, Research and Development and Chief Technology Officer of the Company. The Transition Agreements terminated the existing employment and severance agreements between the Company and each executive. Pursuant to the terms of the Transition Agreements, the executives agreed that they would remain employed by the Company until November 30, 2005 in order to assist the Company in winding down and selling its assets. Each executive will receive, within five days of the effective date of their Agreement, lump sum payments with an aggregate value of nine months of their base salary in effect on August 31, 2005, a portion of which aggregate value represents the executive's salary between September 1, 2005 and November 30, 2005.

On September 16, 2005, the Company entered into a Transition Agreement with Robert J. DeLuccia, the President and Chief Executive Officer of the Company. The Transition Agreement with Mr. DeLuccia terminates Mr. DeLuccia's existing employment agreement including the severance pay provisions. The provisions of that agreement regarding confidentiality and non-competition, however, continue in effect. Pursuant to the Transition Agreement, Mr. DeLuccia will remain employed by the Company until November 30, 2005. During the period from September 1, 2005 to November 30, 2005, Mr. DeLuccia's compensation will be based on one-half of his base salary as in effect on August 31, 2005. A portion of this compensation will represent the value of his accrued vacation earned but not used as of September 1, 2005.

The summaries above are not intended to be complete and are qualified in their entirety by reference to the detailed provisions in the agreements, copies of which are attached to this Form 8-K as exhibits and are incorporated herein by reference.

ITEM 2.05.    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

As previously announced, the board of directors of MacroChem Corporation have decided to discontinue all research and product development activities and to seek to sell the business or the Company's assets. In connection with that decision, the Company has entered into the Transition Agreements with its executive officers as described in Section 1.01 of the Current Report on Form 8-K. The Company expects to incur a charge of approximately $600,000 in the quarter ending September 30, 2005 in connection with the payments made under these agreements.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    10.1 Sublease Agreement, dated as of August 31, 2005, by and between MacroChem Corporation and ActivBiotics, Inc.

    10.2 Transition Agreement, dated as of September 12, 2005, by and between MacroChem Corporation and Bernard R. Patriacca.

    10.3 Transition Agreement, dated as of September 13, 2005, by and between MacroChem Corporation and Thomas C. K. Chan.

    10.4 Transition Agreement, dated as of September 12, 2005, by and between MacroChem Corporation and Melvin A. Snyder.

    10.5 Transition Agreement, dated as of September 12, 2005, by and between MacroChem Corporation and Glenn E. Deegan.

    10.6 Transition Agreement, dated as of September 16, 2005, by and between MacroChem Corporation and Robert J. DeLuccia.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MACROCHEM CORPORATION



Dated:  September 16, 2005          By:/s/ Bernard R. Patriacca
                                       -----------------------------------------
                                       Name:    Bernard R. Patriacca
                                       Title:   Vice President, Chief Financial
                                                Officer and Treasurer

                                  EXHIBIT INDEX

The following exhibits are filed herewith:

         10.1 Sublease Agreement, dated as of August 31, 2005, by and between MacroChem Corporation and ActivBiotics, Inc.

         10.2 Transition Agreement, dated as of September 12, 2005, by and between MacroChem Corporation and Bernard R. Patriacca.

         10.3 Transition Agreement, dated as of September 13, 2005, by and between MacroChem Corporation and Thomas C. K. Chan.

         10.4 Transition Agreement, dated as of September 12, 2005, by and between MacroChem Corporation and Melvin A. Snyder.

         10.5 Transition Agreement, dated as of September 12, 2005, by and between MacroChem Corporation and Glenn E. Deegan.

         10.6 Transition Agreement, dated as of September 16, 2005, by and between MacroChem Corporation and Robert J. DeLuccia.